CMA(R) [LOGO]

CMA ARIZONA
MUNICIPAL MONEY FUND

--------------------------------------------------------------------------------
Annual Report

March 31, 2000
--------------------------------------------------------------------------------


[LOGO] Merrill Lynch

TO OUR SHAREHOLDERS:

For the year ended March 31, 2000, CMA Arizona Municipal Money Fund paid shareholders a net annualized yield of 2.80%.* As of March 31, 2000, the Fund's 7-day yield was 3.08%.

Economic Environment

According to recent data released by Arizona's economic outlook center, the state's economy performed well during the year ended March 31, 2000. The state finished the year among the top in terms of job creation with the number of jobs added increasing by 4.1%, second only to Nevada, which recorded 4.4% job growth. The combination of stable employment growth and weakening labor force growth allowed Arizona's unemployment rate to begin to fall again. This was reflected by the state's December unemployment rate, which was reported at 3.7%, down from 4.0% in November. The greater Phoenix area economic outlook remains positive for the upcoming year. As in the past, the main driver of the local economy continued to be population growth, which is expected to slow only modestly over the next two years. The greater Phoenix real estate market also continued to be strong with activity in the single-family sector remaining extremely high and the industrial sector anticipating more than 5.8 million square feet of construction this year. Consequently, the construction industry was a major source of strength despite some moderation over the past few months. Construction alone accounted for 17% of all new jobs created over the past year.

Arizona's exports have not returned to the pre-Asian economic crisis level of 1998, although they have begun to rebound. The recovery in the state's exports was primarily the result of increased shipments to Europe and Mexico since Asian demand has remained weak. In addition, the aerospace industry has become a greater presence lately. It currently accounts for more than 13% of manufacturing employment in the state, compared to 3% nationally. Raytheon Co. added more than 2,000 employees at its operations in Tucson, and its role as an employer continues to grow. The state's finances for fiscal year 1999 remained solid as revenues collected totaled $5.6 billion, $99.4 million above the estimated amount. The strongest increase in revenues came in estate taxes, which increased over 38% from the previous year. Additionally, revenues from sales tax increased 8.8% and individual income taxes collected increased 12.6%. According to Governor Jane Dee Hull, the increase in revenues will allow an additional $19.7 million in tax cuts and an extra $20 million for educational programs in fiscal year 2000.

Investment Strategy

During the year ended March 31, 2000, the persistent strength of the US economy continued to fuel an already volatile interest rate environment. We began the period building on CMA Arizona Municipal Money Fund's relatively bearish position by continuing to reinvest the proceeds of maturing tax-exempt commercial paper into variable rate products. We did this in an effort to take advantage of the higher yields that were expected in April and May 1999 as a result of cash outflows during tax time. As May 1999 ended, a string of economic data pointing to the presence of inflationary pressures caused concern about higher interest rates. These factors, along with comments made by Federal Reserve Board Chairman Alan Greenspan, caused yields on US Treasury securities to rise significantly as expectations of tighter monetary policy increased. For example, the yield on the one-year Treasury note, which began the

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

period at 4.70%, rose to 5.20% by late June, an increase of 50 basis points (0.50%). On June 30, 1999, the Federal Reserve Board tightened monetary policy by raising the Federal Funds rate from 4.75% to 5.00%. Given our bearish position, as well as a meager June inflation report and the need to replace maturing notes, we purchased some one-year issues. However, with the bulk of the tax-exempt fixed rate supply expected during the late summer and concerns about inflation by the Federal Reserve Board once again in July, we maintained our relatively bearish position for the Fund. On August 24, 1999, the Federal Reserve Board tightened monetary policy again by increasing the Federal Funds rate 25 basis points to 5.25%. At that time, we chose to attain a slightly bullish strategy. The basis for this strategy was twofold. First, comments made by the Federal Reserve Board after the second interest rate increase were not as negative as those made following the previous tightening. Second, the expectation of tighter monetary policy, combined with traditional issuance of cash flows notes in August and September, caused yields on fixed rate issues to become more attractive, thus providing a valuable opportunity to take a more aggressive stance.

The second half of the fiscal year ended March 31, 2000 began with economic data that continued to point to a US economy that was overheating. Consequently, on November 16, 1999, the Federal Reserve Board tightened monetary policy a third time, increasing the Federal Funds rate to 5.50%. Although we expected the Federal Reserve Board would keep monetary policy on hold through year-end because of Year 2000 concerns, we anticipated additional tightening of monetary policy early in 2000. Thus, during this time we managed the Fund's interest rate risk by purchasing fixed rate issues that matured within 90 days - 120 days in order to lock in higher yields than were expected in January and February 2000. As anticipated, the Federal Reserve Board tightened monetary policy by increasing the Federal Funds rate 25 basis points at both the February and March 2000 Federal Open Market Committee meetings.

Looking ahead, we continue to believe that the Federal Reserve Board may have to tighten monetary policy at least once more to slow the domestic economy. In addition, variable rate products traditionally outperform fixed rate products in April and May because of cash outflows during tax time. Given these factors, we ended the period with a slightly defensive position. This strategy allowed the Fund to perform on average relative to its peer group for the year ended March 31, 2000, as measured by IBC's Money Fund Report.

In Conclusion

We thank you for your support of CMA Arizona Municipal Money Fund, and we look forward to serving your investment needs in the months and years ahead.


Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Darrin J. SanFillippo

Darrin J. SanFillippo
Vice President and Portfolio Manager

May 1, 2000

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CMA ARIZONA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2000                      (IN THOUSANDS)

======================================================================================================================
              Face
State        Amount                                        Issue                                                Value
----------------------------------------------------------------------------------------------------------------------
Arizona-               Arizona Educational Loan Marketing Corporation, Educational Loan 89.6%
89.6%                  Revenue Bonds, VRDN, AMT, Series A (a):
            $ 5,400         3.95% due 3/01/2015 (c) .......................................................... $ 5,400
              3,900         4% due 12/01/2020 ................................................................   3,900
              2,400    Arizona Health Facilities Authority, Hospital System Revenue Bonds (Northern
                       Arizona Healthcare), VRDN, Series B, 3.85% due 10/01/2026 (a)(c) ......................   2,400
                       Arizona Health Facilities Authority Revenue Bonds (Arizona Volunteer Hospital
                       Federation), VRDN (a)(d):
              1,700         Series A, 3.85% due 10/01/2015 ...................................................   1,700
                290         Series B, 3.85% due 10/01/2015 ...................................................     290
             12,215    Arizona School District, TAN, Financing Program, COP, Series A,  4.05% due
                       7/31/2000 .............................................................................  12,233
                       Arizona State Transportation Board, Excise Tax Revenue Bonds (Maricopa County
                       Regional Area Road Fund):
              4,700         7% due 7/01/2000 (c) .............................................................   4,734
              1,000         Series A, 5.80% due 7/01/2000 (b) ................................................   1,004
              1,625    Chandler, Arizona, IDA, IDR (Red Rock Stamping Company Project), VRDN, AMT,
                       4.15% due 2/01/2020 (a) ...............................................................   1,625
              6,000    Cochise County, Arizona, Pollution Control Corporation, Solid Waste Disposal
                       Revenue Bonds (Arizona Electric Power Cooperative Inc. Project), AMT, 4.10%
                       due 9/01/2000 .........................................................................   6,000
                       Coconino County, Arizona, Pollution Control Corporation Revenue Bonds, VRDN,
                       AMT (a):
             18,600         (Arizona Public Service Co.--Navajo Project), Series A, 3.90% due 10/01/2029 .....  18,600
             14,470         (Arizona Public Service Co. Project), 3.90% due 11/01/2033 .......................  14,470
              4,810         (Arizona Public Service Co. Project), Series A, 3.95% due 12/01/2031 .............   4,810
              1,700    East Valley, Arizona, Institute of Technology, District Number 401, GO (Project
                       of 1994), Series B, 6.40% due 7/01/2000 (b) ...........................................   1,712
              4,000    Eloy, Arizona, IDA, Revenue Bonds (Marley Cooling Project), VRDN, AMT,  4.10% due
                       8/01/2020 (a) .........................................................................   4,000
              2,000    Flagstaff, Arizona, IDA, IDR (Joy Cone Company Project), VRDN, AMT, 4.10% due
                       4/01/2019 (a) .........................................................................   2,000
              3,000    Maricopa County, Arizona, GO, Refunding, 6.25% due 7/01/2000 (d) ......................   3,018
                800    Maricopa County, Arizona, Pollution Control Corporation, PCR, Refunding (Arizona
                       Public Service Company), VRDN, Series C, 3.85% due 5/01/2029 (a) ......................     800
----------------------------------------------------------------------------------------------------------------------

Portfolio Abbreviations for CMA Arizona Municipal Money Fund

AMT   Alternative Minimum Tax (subject to)
COP   Certificates of Participation
CP    Commercial Paper
GO    General Obligation Bonds
IDA   Industrial Development Authority
IDR   Industrial Development Revenue Bonds
M/F   Multi-Family
PCR   Pollution Control Revenue Bonds
TAN   Tax Anticipation Notes
VRDN  Variable Rate Demand Notes

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CMA ARIZONA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2000 (CONTINUED)          (IN THOUSANDS)

======================================================================================================================
              Face
State        Amount                                        Issue                                                Value
----------------------------------------------------------------------------------------------------------------------
Arizona                Maricopa County, Arizona, Pollution Control Corporation, PCR, Refunding
(concluded)            (Southern California Edison--Paloverda), CP:
            $ 8,550         Series D, 3.55% due 4/13/2000 .................................................... $ 8,550
              8,500         Series E, 3.85% due 5/17/2000 ....................................................   8,500
              4,250         Series E, 3.90% due 5/18/2000 ....................................................   4,250
                       Maricopa County, Arizona, Unified School District Number 097, GO:
              1,900         (Deer Valley Project of 1986), Series D, 6.80% due 7/01/2000 (c) .................   1,913
              1,000         (Deer Valley Project of 1996), Series F, 4.625% due 7/01/2000 (c) ................   1,003
              2,000         (Deer Valley Project of 1996), Series G, 5.60% due 7/01/2000 (e) .................   2,012
              1,255    Mesa, Arizona, GO, Refunding, 5.90% due 7/01/2000 (b) .................................   1,260
              3,200    Mesa, Arizona, Municipal Development Corporation, Special Tax, CP,
                       3.90% due 5/17/2000 ...................................................................   3,200
              1,000    Phoenix, Arizona, GO, Refunding, 5.90% due 7/01/2000 ..................................   1,005
                       Phoenix, Arizona, IDA, M/F Housing Revenue Bonds, VRDN (a):
              1,000         (Bell Square Apartments Project), 4.05% due 6/01/2025 ............................   1,000
              8,420         (Mariners Pointe Apartments Project), AMT, Series A, 4.10% due 10/01/2023 ........   8,420
                       Phoenix, Arizona, IDA, M/F Housing Revenue Refunding Bonds, VRDN (a):
              6,750         (Copper Palms Apartments Project), 3.85% due 2/01/2030 ...........................   6,750
              2,200         (Del Mar Terrace Apartments Project), Series A, 3.85% due 10/01/2029 .............   2,200
              6,345         (Lynwood Apartments Project), 3.90% due 10/01/2025 ...............................   6,345
              4,000         (Paradise Lakes Apartments Project), 4.05% due 7/01/2025 .........................   4,000
              3,295    Phoenix, Arizona, IDA, Revenue Bonds (Laich Industries Corp. Project), VRDN,
                       AMT, 4.15% due 9/01/2016 (a) ..........................................................   3,295
              2,500    Phoenix, Arizona, IDA, Revenue Refunding Bonds (VAW of America Inc.),
                       VRDN, 4.15% due 2/01/2012 (a) .........................................................   2,500
              3,245    Pima County, Arizona, Community College District, GO (Project of 1995),
                       Series B, 4% due 7/01/2000 ............................................................   3,249
              1,500    Pima County, Arizona, IDA, IDR, Refunding (Brush Wellman Inc. Project),
                       VRDN, 4% due 9/01/2009 (a) ............................................................   1,500
                       Pima County, Arizona, IDA, M/F Housing Revenue Refunding Bonds, VRDN (a):
              6,790         (Eastside Place Apartments Project), 3.97% due 5/01/2027 .........................   6,790
              5,000         (La Cholla Apartments Project), 3.90% due 12/01/2025 .............................   5,000
                       Pinal County, Arizona, IDA, PCR (Newmont Mining), VRDN (a):
              8,000         3.85% due 12/01/2009 .............................................................   8,000
              2,600         Series A, 3.85% due 12/01/2009 ...................................................   2,600
              1,030    Tempe, Arizona, Excise Tax Revenue Bonds, Series A, 3.75% due 7/01/2000 ...............   1,031
              3,350    Tempe, Arizona, Unified High School District Number 213, GO (Project of 1998),
                       Series B, 4.50% due 7/01/2000 (d) .....................................................   3,358
              1,000    Tucson, Arizona, Airport Authority Inc., Special Revenue Bonds (LearJet Inc.),
                       VRDN, AMT, Series A, 4.15% due 9/01/2028 (a) ..........................................   1,000
                965    Tucson, Arizona, IDA, Revenue Bonds (Geronimo Building Renovation),
                       4.125% due 12/14/2000 .................................................................     965
              9,400    University of Arizona, COP (Student Union Bookstore), VRDN, Series B,
                       3.85% due 6/01/2024 (a)(b) ............................................................   9,400
              3,725    Yuma, Arizona, IDA, M/F Housing Revenue Refunding Bonds (El Encanto
                       Apartments), VRDN, Series A, 3.85% due 11/01/2008 (a) .................................   3,725
              2,000    Yuma County, Arizona, IDA, IDR (Meadowcraft Inc. Project), VRDN,
                       AMT, 4.15% due 11/01/2012 (a) .........................................................   2,000
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CMA ARIZONA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2000 (CONCLUDED)          (IN THOUSANDS)

======================================================================================================================
                Face
               Amount                                        Issue                                             Value
----------------------------------------------------------------------------------------------------------------------
Puerto Rico--             Puerto Rico Commonwealth, Government Development Bonds, CP:
9.4%           $13,300         3.50% due 4/05/2000 .......................................................... $ 13,300
                 2,000         3.70% due 4/11/2000 ..........................................................    2,000
                 3,000         3.75% due 4/12/2000 ..........................................................    3,000
                 3,100    Puerto Rico Commonwealth, Highway and Transportation Authority,
                          Transportation Revenue Refunding Bonds, VRDN, Series A,
                          3.25% due 7/01/2028 (a)(b) ........................................................    3,100
----------------------------------------------------------------------------------------------------------------------
                          Total Investments (Cost--$224,917*)--99.0% ........................................  224,917
                          Other Assets Less Liabilities--1.0% ...............................................    2,293
                                                                                                              --------
                          Net Assets--100.0% ................................................................ $227,210
                                                                                                              ========
======================================================================================================================

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 2000.
(b)   AMBAC Insured.
(c)   MBIA Insured.
(d)   FGIC Insured.
(e)   FSA Insured.

*     Cost for Federal income tax purposes.

See Notes to Financial Statements.

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CMA ARIZONA MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2000

======================================================================================================================

Assets:
Investments, at value (identified cost--$224,916,831) ..                    $ 224,916,831
Cash ...................................................                          247,755
Interest receivable ....................................                        1,528,706
Prepaid registration fees and other assets .............                          707,490
                                                                            -------------
Total assets ...........................................                      227,400,782
                                                                            -------------

Liabilities:
Payables:
  Investment adviser ...................................   $      81,313
  Distributor ..........................................          69,038          150,351
                                                           -------------
Accrued expenses and other liabilities .................                           40,656
                                                                            -------------
Total liabilities ......................................                          191,007
                                                                            -------------
Net Assets .............................................                    $ 227,209,775
                                                                            =============

Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited
number of shares authorized ............................                    $  22,726,716
Paid-in capital in excess of par .......................                      204,540,376
Accumulated realized capital losses--net ...............                          (57,317)
                                                                            -------------
Net Assets--Equivalent to $1.00 per share based on
227,267,157 shares of beneficial interest outstanding ..                    $ 227,209,775
                                                                            =============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA ARIZONA MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2000

======================================================================================================================

Investment Income:
Interest and amortization of premium earned ............                    $   7,360,445
Expenses:
Investment advisory fees ...............................   $   1,060,932
Distribution fees ......................................         263,542
Professional fees ......................................          53,004
Registration fees ......................................          30,490
Accounting services ....................................          27,241
Transfer agent fees ....................................          22,963
Custodian fees .........................................          21,304
Printing and shareholder reports .......................          16,774
Pricing fees ...........................................           4,468
Trustees' fees and expenses ............................           1,367
Other ..................................................           3,004
                                                           -------------

Total expenses .........................................                        1,505,089
                                                                            -------------
Investment income--net .................................                        5,855,356
Realized Loss on Investments--Net ......................                           (6,941)
                                                                            -------------
Net Increase in Net Assets Resulting from Operations ...                    $   5,848,415
                                                                            =============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA ARIZONA MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS

==========================================================================================================
                                                                             For the Year Ended March 31,
                                                                           -------------------------------
Increase (Decrease) in Net Assets:                                              2000             1999
----------------------------------------------------------------------------------------------------------
Operations:
Investment income--net .................................................   $   5,855,356    $   5,520,071
Realized loss on investments--net ......................................          (6,941)          (8,913)
                                                                           -------------    -------------
Net increase in net assets resulting from operations ...................       5,848,415        5,511,158
                                                                           -------------    -------------
Dividends to Shareholders:
Dividends to shareholders from investment income--net ..................      (5,855,356)      (5,520,071)
                                                                           -------------    -------------
Beneficial Interest Transactions:
Net proceeds from sale of shares .......................................     768,553,021      718,009,373
Net asset value of shares issued to shareholders in reinvestment of
dividends ..............................................................       5,855,375        5,520,081
                                                                           -------------    -------------
                                                                             774,408,396      723,529,454
Cost of shares redeemed ................................................    (761,209,229)    (722,779,681)
                                                                           -------------    -------------
Net increase in net assets derived from beneficial interest transactions      13,199,167          749,773
                                                                           -------------    -------------
Net Assets:
Total increase in net assets ...........................................      13,192,226          740,860
Beginning of year ......................................................     214,017,549      213,276,689
                                                                           -------------    -------------
End of year ............................................................   $ 227,209,775    $ 214,017,549
                                                                           =============    =============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA ARIZONA MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS

========================================================================================================================
The following per share data and ratios
have been derived from information provided
in the financial statements.                                             For the Year Ended March 31,
                                             ---------------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:         2000            1999            1998            1997            1996
------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year .......   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                             -----------     -----------     -----------     -----------     -----------
Investment income--net ...................           .03             .03             .03             .03             .03
Realized gain (loss) on investments--net .           --+             --+             --+             --+             --+
                                             -----------     -----------     -----------     -----------     -----------
Total from investment operations .........           .03             .03             .03             .03             .03
                                             -----------     -----------     -----------     -----------     -----------
Less dividends from investment income--net          (.03)           (.03)           (.03)           (.03)           (.03)
                                             -----------     -----------     -----------     -----------     -----------
Net asset value, end of year .............   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                             ===========     ===========     ===========     ===========     ===========
Total Investment Return ..................          2.80%           2.73%           3.05%           2.86%           3.35%
                                             ===========     ===========     ===========     ===========     ===========
Ratios to Average Net Assets:
Expenses, net of reimbursement ...........           .71%            .73%            .74%            .76%            .58%
                                             ===========     ===========     ===========     ===========     ===========
Expenses .................................           .71%            .73%            .74%            .76%            .77%
                                             ===========     ===========     ===========     ===========     ===========
Investment income--net ...................          2.76%           2.69%           2.99%           2.80%           3.27%
                                             ===========     ===========     ===========     ===========     ===========
Supplemental Data:
Net assets, end of year (in thousands) ...   $   227,210     $   214,018     $   213,277     $   169,551     $   137,520
                                             ===========     ===========     ===========     ===========     ===========

+     Amount is less than $.01 per share.

      See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA ARIZONA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS
================================================================================

1. Significant Accounting Policies:

CMA Arizona Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office

--------------------------------------------------------------------------------
CMA ARIZONA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
================================================================================

personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:

The number of shares sold, reinvested and redeemed during the years corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:

At March 31, 2000, the Fund had a net capital loss carryforward of approximately $57,000, of which $6,000 expires in 2004, $30,000 expires in 2005, $6,000 expires in 2006, $5,000 expires in 2007 and $10,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
CMA ARIZONA MUNICIPAL MONEY FUND
INDEPENDENT AUDITORS' REPORT
================================================================================

The Board of Trustees and Shareholders, CMA Arizona Municipal Money Fund of CMA Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA Arizona Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA Arizona Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in accordance with accounting principles generally accepted in the United States of America.

Deloitte &Touche LLP
Princeton, New Jersey
May 3, 2000


--------------------------------------------------------------------------------
CMA ARIZONA MUNICIPAL MONEY FUND
IMPORTANT TAX INFORMATION (UNAUDITED)
================================================================================

All of the net investment income distributions paid daily by CMA Arizona Municipal Money Fund of CMA Multi-State Municipal Series Trust during its taxable year ended March 31, 2000 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed by the Fund during its taxable year ended March 31, 2000.

Please retain this information for your records.

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CMA ARIZONA MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES
================================================================================

Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Arthur Zeikel--Trustee
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Steven T. Lewis--Vice President
Darrin J. SanFillippo--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Donald C. Burke--Vice President and
  Treasurer
William E. Zitelli--Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

* For inquiries regarding your CMA account, call (800) CMA-INFO [(800)
  262-4636].

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

CMA Arizona
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011                                            #16714--3/00

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